Supplement to the
Fidelity® Defined Maturity Funds
August 29, 2016
Prospectus

On January 18, 2017, the Board of Trustees approved a plan of liquidation for Fidelity® Municipal Income 2017 Fund. The fund is expected to liquidate on or about June 30, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes.

Effective November 16, 2016, Fidelity® Municipal Income 2023 Fund changed its classification from a non-diversified fund to a diversified fund.

Effective December 12, 2016, the redemption fee has been removed.

DMI-17-01 1.9585870.108	February 13, 2017

Supplement to the
Fidelity® Defined Maturity Funds
Class A and Class I
August 29, 2016
Prospectus

On January 18, 2017, the Board of Trustees approved a plan of liquidation for Fidelity® Municipal Income 2017 Fund. The fund is expected to liquidate on or about June 30, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes.

Effective November 16, 2016, Fidelity® Municipal Income 2023 Fund changed its classification from a non-diversified fund to a diversified fund.

Effective December 12, 2016, the redemption fee has been removed.

ADMI-17-01 1.929001.110	February 13, 2017